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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 29, 2000


                      PRODIGY COMMUNICATIONS CORPORATION
         ____________________________________________________________
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
              __________________________________________________
                (State or other jurisdiction of incorporation)


           000-25333                                    04-3323363
   __________________________               _______________________________
    (Commission File Number)               (IRS Employer Identification No.)

           6500 RIVER PLACE BLVD., BUILDING III, AUSTIN, TEXAS 78730
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)


     (Registrant's telephone number, including area code): (512) 527-1150


                   44 SOUTH BROADWAY, WHITE PLAINS, NY 10601
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On December 29, 2000, Prodigy Communications Corporation and SBC Communications Inc. entered into a credit agreement, pursuant to which SBC agreed to make revolving loans to Prodigy in the maximum aggregate principal amount of $110,000,000.

     On January 1, 2001, Prodigy and SBC amended and restated the strategic and marketing agreement which was entered into on November 19, 1999 as part of Prodigy's transaction with SBC, as described in Prodigy's Current Report on Form 8-K filed on December 2, 1999, Prodigy's Definitive Proxy Statement on Schedule 14A filed on May 5, 2000 and Prodigy's Current Report on Form 8-K filed on June 14, 2000, and which was amended on October 20, 2000, as described in Prodigy's Quarterly Report on Form 10-Q filed on November 14, 2000.

     Both the credit agreement and the amendment and restatement of the strategic and marketing agreement were subject to the approval of Prodigy's Board of Directors, which approval was granted on January 18, 2001.

     On January 17, 2001 Banco Inbursa, S.A. approved the extension of a line credit in the maximum aggregate principal amount of $150,000,000 to Prodigy until June 15, 2002.

THE STRATEGIC AND MARKETING AGREEMENT

     Prior to the amendment and restatement, the strategic and marketing agreement provided that:

 . Prodigy would be the exclusive retail Internet service marketed by SBC to consumers and small businesses in the United States;

 . SBC would purchase the Prodigy Internet service from Prodigy on wholesale terms and provide it to SBC's existing Internet subscribers (approximately 703,000 at March 31, 2000) the wholesale price to be paid by SBC to Prodigy for the Prodigy Internet service that SBC would resell to its existing Internet subscribers would equal SBC's average retail price as of the closing of the SBC transaction less reasonable and necessary expenses actually incurred by SBC in serving its existing Internet subscribers;

 . SBC would commit to obtain for Prodigy 1,200,000 additional Internet subscribers over the three-year period beginning on May 31, 2000, all of which would be Prodigy subscribers;

 . Prodigy would pay SBC a fee of between $40 and $75 for each subscriber obtained by SBC: for the subscribers obtained after October 1, 2000 the fees were to be paid over a three-year period with the first installment due on October 15, 2001, and
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Prodigy was permitted to defer paying until February 5, 2001 the fees owed SBC prior to October 1, 2000, all of which deferred payments would be subject to interest at the rate of 12% per annum;

 . SBC would pay Prodigy a penalty, under a specified formula, if SBC did not obtain 1,200,000 additional Internet subscribers for Prodigy over the three-year period beginning on May 31, 2000 with the size of the penalty based on the number of subscribers actually obtained by SBC who pay at least one monthly bill from Prodigy for example, the penalty would have ranged from $165,000,000 if SBC acquired no new subscribers for Prodigy, to $105,000,000 if SBC acquired 600,000 new subscribers for Prodigy, to no penalty if SBC acquired 1,200,000 new subscribers for Prodigy;

 . Prodigy would grant SBC the exclusive right to market its long-distance phone service, local phone service, wireless phone services, paging services and related calling services to Prodigy's subscribers, so long as SBC's service offerings would be competitive with service offerings from other providers;

 . SBC would be Prodigy's exclusive network provider so long as SBC would offer its network services to Prodigy at the most favorable rates that it offered to other similar purchasers, so long as SBC's terms would be competitive with those offered by other providers;

 . Prodigy would grant SBC the exclusive right to provide telecommunications, advertising, telecommunications e-commerce and Internet telephony applications in conjunction with the Prodigy Internet service to Prodigy's subscribers, so long as SBC's terms would be competitive with those offered by other providers; and

 . SBC would be the exclusive provider of electronic yellow and white pages and city guides to Prodigy's subscribers.

SBC's exclusive rights described in the four preceding bullet points were subject to Prodigy's existing agreements with other providers. At the time Prodigy had, and still has, agreements with other providers of network, telecommunications and related services. These agreements were not affected by the SBC transaction. When these agreements terminate, SBC's exclusive rights described above would apply.

The strategic and marketing agreement had an initial term of three years beginning on November 19, 1999 and would have automatically renewed for additional three-year terms unless either Prodigy or SBC had terminated it. The strategic and marketing agreement could have been terminated earlier by SBC if Prodigy had failed to provide a competitive portal service for three consecutive quarters or by either party if the other party had breached the agreement.

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AMENDMENT AND RESTATEMENT OF THE STRATEGIC AND MARKETING AGREEMENT

     In the amendment and restatement of the strategic and marketing agreement:

 . SBC and its affiliates agreed to act as sales representatives to market the Prodigy Internet service to residential dial-up subscribers in the United States and agreed not to market the service of any other Internet service provider to residential dial-up subscribers until December 31, 2009, subject to the exceptions contained in fifth bullet point, although SBC and its affiliates may market their own Internet products and services to residential dial-up subscribers;

 . SBC and its affiliates agreed to purchase the Prodigy Internet service for resale to DSL and business dial-up subscribers and agreed not to market the service of any other Internet service provider to DSL and business dial-up subscribers until December 31, 2009, subject to the exceptions contained in fifth bullet point;

 . for residential dial-up subscribers, the Prodigy Internet service will be primarily branded by Prodigy, and Prodigy will provide customer service and bill such subscribers;

 . for business dial-up and DSL subscribers, the Prodigy Internet service will be co-branded by Prodigy and SBC, and SBC and its affiliates will provide customer service and bill such subscribers;

 .  SBC and its affiliates may:

   .  take action to preserve and retain legacy subscribers;
   . co-brand with a competitive retail Internet service provider products or services offered by SBC or its affiliates;
   . enter into agreements with competitive retail Internet service providers to provide DSL services in conjunction with the products or services offered by SBC or its affiliates;
   . list competitive retail Internet service providers on their web sites or in their products as long as they are not more prominent or otherwise treated more favorably than the Prodigy Internet service;
   . provide any individual products and services constituting retail Internet service provider services to a competitor whose products and services are branded under the competitor's marks in bundles so long as such bundles do not constitute a retail Internet service provider service;
   . sell and supply advertising and e-commerce through any medium; and . market any device not manufactured by or exclusively for SBC or its affiliates which includes a competitive retail Internet service so long as such marketing efforts are not predominately concentrated on the use of the retail Internet service or product.

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 .  Prodigy agreed to pay SBC a fee of $35 for each residential dial-up subscriber procured by SBC, if SBC procures up to 50,000 subscribers in any calendar year; a fee of $40 for up to 100,000 subscribers procured in any calendar year; and a fee of $50 for over 100,000 subscribers procured in any calendar year; such fees to be paid over a three-year period with the first installment due on October 15, 2001 and subject to interest at the rate of 12% per annum;

 .  SBC agreed to procure a minumum of 3,750,000 DSL subscribers and 375,000 dial-up subscribers over the nine-year period beginning on January 1, 2001 and to pay Prodigy a penalty for a shortfall in either class of subscribers in any one year period equal to the product of six, the wholesale price for such service and the amount of the shortfall in the number of subscribers procured during such period, although an excess of subscribers in one class in a given year may be used to offset the penalty caused by a shortfall of subscribers in another year;

 . SBC agreed to pay Prodigy for the resold Prodigy Internet service a wholesale price of $5.00 for each DSL subscriber and of $9.00 for each dial-up business subscriber until December 31, 2003, and $4.00 for each DSL and dial-up business subscriber thereafter, until December 31, 2009, except that if the number of DSL subscribers procured by SBC during the three year period ending on December 31, 2003 is less than 3,500,000, then the wholesale price for each DSL subscriber shall remain at $5.00, unless SBC and its affiliates shall have procured in excess of 3,000,000 DSL subscribers in which case the wholesale price shall be $4.50;

 . SBC agreed to pay Prodigy a fee of $75 for each DSL subscriber Prodigy procures for SBC and its affiliates and $10 for each long distance customer Prodigy procures for SBC and its affiliates;

 . SBC agreed to include Prodigy's name and logo in any advertising where the SBC product or service includes the Prodigy Internet services;

 . Prodigy agreed to make SBC and its affiliates its preferred provider of DSL network services wherever such services are offered by SBC and its affiliates;

 . SBC agreed to forgive approximately $30,000,000 in fees for DSL and business dial-up subscribers incurred by Prodigy during the period from May 31, 2000 to December 31, 2000;

 .  SBC agreed to forgive $5,000,000 of charges owed by FlashNet
   Communications, Inc., which was acquired by and merged with and into Prodigy on May 31, 2000;

 . SBC and its affiliates agreed to transfer all of the subscribers of Oklahoma Internet Online to Prodigy without charging a fee for such subscribers;

 .  SBC and its affiliates agreed to make Prodigy a sales agent for Sterling
   Commerce's website on mutually agreeable terms;

 . Prodigy will be the preferred provider of email services to SBC and its affiliates;

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 .  Prodigy agreed to grant SBC the exclusive right to market its long-
   distance phone service, local phone service, wireless phone services, paging services and related calling services to Prodigy's subscribers, so long as SBC's terms are competitive with those offered by other providers;

 . SBC agreed to be Prodigy's exclusive network provider so long as SBC would offer its network services to Prodigy at the most favorable rates that it offered to other similar purchasers, so long as SBC's terms are competitive with those offered by other providers;

 . Prodigy agreed to grant SBC the exclusive right to provide telecommunications, advertising, telecommunications e-commerce and Internet telephony applications in conjunction with the Prodigy Internet service to Prodigy's subscribers, so long as SBC's terms are competitive with those offered by other providers; and

 . SBC would be the exclusive provider of electronic yellow and white pages and city guides to Prodigy's subscribers, so long as SBC's terms are competitive with those offered by other providers.

SBC's exclusive rights described in the four preceding bullet points are subject to Prodigy's existing agreements with other providers. Prodigy currently has agreements with other providers of network, telecommunications and related services. These agreements were not affected by the closing of the SBC transaction or the amendment and restatement of the strategic and marketing agreement. When these agreements terminate, SBC's exclusive rights described above will apply.

AGREEMENTS BETWEEN PRODIGY AND SBC AMENDING AND RESTATING THE STRATEGIC AND MARKETING AGREEMENT

     Prodigy and SBC entered into the following agreements to amend and restate the strategic and marketing agreement:

 . a narrowband internet service sales agency agreement amending and restating the strategic and marketing agreement and governing the sale of the Prodigy Internet service to residential dial-up subscribers;

 .  an Internet service resale agreement governing the resale of the Prodigy
   Internet service to DSL and business dial-up subscribers; and

 .  a supplemental agreement covering billing and supplemental matters.

The agreements may be terminated before December 31, 2009 by SBC if the Prodigy Internet service fails to meet nonsubscriber revenue performance standards or by either party if the other party breaches the agreement. For one year after December 31, 2009, or such earlier date of termination if the agreement is terminated on account of SBC's early

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withdrawal from, or breach of, the agreements, SBC and its affiliates will not market on a stand-along basis any other retail Internet service provider in the United States.

CREDIT AGREEMENT

     Pursuant to the credit agreement, SBC has agreed to make revolving loans to Prodigy from time to time, for general corporate purposes, in the maximum aggregate principal amount of $110,000,000. The credit agreement will terminate on the earlier of December 31, 2003 or the termination of the commitments (the maximum aggregate amount of loans available under the credit agreement). The loans will bear interest at a rate per annum equal to the one month LIBOR plus 400 basis points and may be prepaid without penalty at anytime. The principal and accrued interest on all outstanding loans are due upon termination of the credit agreement. Prodigy's obligations under the credit agreement rank at least pari passu in priority of payment with all of its other unsecured debts.

     Until the credit agreement has been terminated and the principal and interest on each Loan has been paid in full, Prodigy will not:

  . create, incur, assume or permit to exist any lien on any property owned by Prodigy, other than certain permitted liens,

  . merge with or into any other person, unless no event of default shall have occurred or be continuing as a result thereof and Prodigy is the surviving corporation, or dispose of all or substantially all of its assets,

  . engage in transactions with its affiliates on terms and conditions less favorable than could be obtained on an arm's-length basis, and

  . except under limited circumstances, enter into any agreement or arrangement that imposes any condition on or restricts Prodigy's ability to create, incur or permit to exist any lien on its property or assets, or imposes any condition on or restricts any subsidiary's ability to pay dividends or make other distributions with respect to its capital stock or guarantee indebtedness.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c)  Exhibits

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 Exhibit
 Number     Description
 -------    -----------

10.1(1) Strategic and Marketing Agreement, dated as of November 19, 1999, by and among SBC Communications Inc., SBC Internet Communications, Inc., the Registrant and Prodigy Communications Limited Partnership.

10.2(2) Amendment No. 1 to the Strategic and Marketing Agreement dated as of October 1, 2000, by and among the Registrant, SBC Communications Inc., SBC Communications Inc. and Prodigy Communications Limited Partnership.

10.3 Narrowband Internet Service Sales Agency Agreement, dated as of January 1, 2001, by and among SBC Communications Inc., SBC Internet Communications, Inc., the Registrant and Prodigy Communications Limited Partnership.

10.4 Internet Service Resale Agreement, dated as of January 1, 2001, by and among SBC Communications Inc., SBC Internet Communications, Inc., the Registrant and Prodigy Communications Limited Partnership.

10.5 Supplemental Agreement, dated as of January 1, 2001, by and among SBC Communications Inc., SBC Internet Communications, Inc., the Registrant and Prodigy Communications Limited Partnership.

10.6(3) Credit Agreement dated as of December 29, 2000, by and among the Registrant and SBC Communications Inc.

10.7        Letter from Banco Inbursa, S.A. to the Registrant dated January 17,
            2001.

99.1        Press Release issued by the Registrant on January 19, 2001.

99.2 Script to be used by the Registrant during a conference call at 10:00 a.m. E.S.T. on January 19, 2001.

99.3 Script to be used by the Registrant during a conference call at 12:00 p.m. E.S.T. on January 19, 2001.

(1) Incorporated by reference to the Registrant's Definitive Proxy Statement on
Schedule 14A filed on May 5, 2000.

(2) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q filed on November 14, 2000.

(3) Incorporated by reference to SBC Communications Inc.'s Amended General Statement of Beneficial Ownership on Schedule 13D filed on January 4, 2001.


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ITEM 9.  REGULATION FD DISCLOSURE.

     Prodigy is making available the scripts to be used by members of Prodigy's management who will be participating in conference calls at 10:00 a.m. E.S.T. and at 12:00 p.m. E.S.T on January 19, 2001. These scripts are contained in Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

     Some of the statements in this Current Report on Form 8-K contain "forward-looking statements" relating to, without limitation, future economic performance, plans and projections of revenue and other financial items, that are based on the beliefs of, assumptions made by and information currently available to Prodigy. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. In some cases, these so-called forward-looking statements can be identified by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words.

     Important factors that could cause actual results to be materially different from the forward-looking statements include the intense competition in Prodigy's industry, subscriber turnover, disruption in Prodigy's network services or in other services provided by third parties, the challenges of integrating the Internet businesses of Prodigy and SBC, the possible failure to achieve the anticipated benefits of the agreements between Prodigy and SBC, the possible unavailability of sufficient financing to Prodigy as needed, all of which could cause actual results and experience of Prodigy to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. Prodigy's business and operations are operated by a limited partnership, called Prodigy Communications Limited Partnership, of which Prodigy is the general partner and owns an approximate 57% interest and SBC owns an approximate 43% interest.

     These and other applicable risks are summarized under the caption "Certain Factors That May Affect Future Operating Results" in Prodigy's Quarterly Report on Form 10-Q filed on November 14, 2000 and in Prodigy's Annual Report on Form 10-K/A filed on May 15, 2000 which identify important factors with respect to such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 19, 2001               PRODIGY COMMUNICATIONS CORPORATION


                                      By: /s/ Dan Iannotti
                                          ------------------------------
                                          Dan Iannotti
                                          Senior Vice President, General Counsel
                                          and Secretary

                                       10
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            EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

10.1(1) Strategic and Marketing Agreement, dated as of November 19, 1999, by and among SBC Communications Inc., SBC Internet Communications, Inc., the Registrant and Prodigy Communications Limited Partnership.

10.2(2) Amendment No. 1 to the Strategic and Marketing Agreement dated as of October 1, 2000, by and among the Registrant, SBC Communications Inc., SBC Communications Inc. and Prodigy Communications Limited Partnership.

10.3 Narrowband Internet Service Sales Agency Agreement, dated as of January 1, 2001, by and among SBC Communications Inc., SBC Internet Communications, Inc., the Registrant and Prodigy Communications Limited Partnership.

10.4 Internet Service Resale Agreement, dated as of January 1, 2001, by and among SBC Communications Inc., SBC Internet Communications, Inc., the Registrant and Prodigy Communications Limited Partnership.

10.5 Supplemental Agreement, dated as of January 1, 2001, by and among SBC Communications Inc., SBC Internet Communications, Inc., the Registrant and Prodigy Communications Limited Partnership.

10.6(3) Credit Agreement dated as of December 29, 2000, by and among the Registrant and SBC Communications Inc.

10.7        Letter from Banco Inbursa, S.A. to the Registrant dated January 17,
            2001.

99.1        Press Release issued by the Registrant on January 19, 2001.

99.2 Script to be used by the Registrant during a conference call at 10:00 a.m. E.S.T. on January 19, 2001.

99.3 Script to be used by the Registrant during a conference call at 12:00 p.m. E.S.T. on January 19, 2001.


(1)  Incorporated by reference to the Registrant's Definitive Proxy Statement on
Schedule 14A filed on May 5, 2000.

(2) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q filed on November 14, 2000.

(3) Incorporated by reference to SBC Communications Inc.'s Amended General Statement of Beneficial Ownership on Schedule 13D filed on January 4, 2001.